Financing Receivables - Aged Analysis of Gross Timeshare Financing Receivables (Detail) (USD $) In Millions, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Current	$ 958	$ 948	$ 940
30 - 89 days past due	13	14	14
90 - 119 days past due	3	4	4
120 days and greater past due	28	28	26
Financing Receivable, Gross	$ 1,002	$ 994	$ 984